JULIUS BAER FUNDS

Julius Baer International Equity Fund
Julius Baer International Equity Fund II
Julius Baer Total Return Bond Fund
Julius Baer Global High Income Fund
Julius Baer U.S. Microcap Fund
Julius Baer U.S. Smallcap Fund
Julius Baer U.S. Midcap Fund
Julius Baer U.S. Multicap Fund
Julius Baer Global Equity Fund Inc.

Supplement dated September 1, 2007 to the
Prospectus dated February 28, 2007

   The following replaces the second paragraph of the section entitled “THE FUNDS’ MANAGEMENT: Investment Adviser” on page 92 of the Prospectus:

Under the advisory agreements for the International Equity Fund and International Equity Fund II, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.90% of the first $7.5 billion of average daily net assets of each Fund, 0.88% of the next $2.5 billion of average daily net assets of each Fund and 0.85% of the average daily net assets of each Fund over $10 billion. Prior to September 1, 2007, under the advisory agreement for the International Equity Fund II, the Adviser was entitled to a fee for providing investment advisory services at the annual rate of 0.90% of the average daily net assets of the Fund.

The following replaces the first paragraph of the section entitled “Global High Income Fund - - Principal Investment Strategies” on page 29 of the Prospectus:

The Global High Income Fund seeks to achieve its goal by normally investing at least 80% of its net assets (including accrued interest, futures positions and borrowings for investment purposes) in a diversified portfolio of high income producing instruments of issuers located throughout the world, including in emerging market countries. These investments may include, but are not limited to, debt securities, debt instruments convertible into common stock, preferred stocks, income trusts, asset-backed securities, structured notes and swaps. These securities may be issued by corporations, banks, governments, government entities and supranational organizations. The Fund may also invest in bank loans. Normally, the Fund will invest at least 60% of its net assets in securities of U.S. dollar-denominated securities.

The second paragraph of the section entitled “Global High Income Fund - - Principal Investment Strategies” on page 73 is replaced with the following:

The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. Government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund may purchase both sovereign debt that trades within the country in which it is issued and sovereign debt that is tradable outside of the country of issuance. The Fund may invest in preferred stocks, asset-back securities, debt instruments convertible into common stock, income trusts, and swaps. The Fund may invest in bank loans, which include floating and fixed-rate debt securities generally acquired as a participation interest in, or assignment of, a loan originated by a lender or financial institution. The Fund may purchase securities denominated in U.S. dollars or foreign currencies.

JULIUS BAER FUNDS

Julius Baer International Equity Fund
Julius Baer International Equity Fund II
Julius Baer Total Return Bond Fund
Julius Baer Global High Income Fund
Julius Baer U.S. Microcap Fund
Julius Baer U.S. Smallcap Fund
Julius Baer U.S. Midcap Fund
Julius Baer U.S. Multicap Fund
Julius Baer Global Equity Fund Inc.

Supplement dated September 1, 2007 to the
Statement of Additional Information dated February 28, 2007

&ltR  In the section entitled,“INVESTMENT ADVISORY AND OTHER SERVICES: INVESTMENT ADVISER” on page 41, the information in the chart for International Equity Fund II is replaced with the following:

International Equity Fund II
From 9/1/07
Of the first $7.5 billion in average daily net assets	0.90%
On next $2.5 billion in average daily net assets	0.88%
On average daily net assets over $10 billion	0.85%

From 5/4/05 to 9/1/07	0.90%

In the section entitled,“INVESTMENT LIMITATIONS” on page 27, the fifth numbered paragraph under the sub-heading, “For the Total Return Bond Fund and the International Equity Fund” is replaced with the following:

5. For the Total Return Bond Fund:
Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) fixed-income securities secured by real estate, mortgages or interests therein, (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options and options on currencies. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

For the International Equity Fund:
Purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including REITs, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

Purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts.

In the section entitled,“INVESTMENT LIMITATIONS” on page 27, the seventh numbered paragraph under the sub-heading, “For the Total Return Bond Fund and the International Equity Fund” is replaced with the following:

7. For the Total Return Bond Fund:

Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices and currencies and (b) purchase or write options on futures contracts.

For the International Equity Fund:
Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices, commodities and currencies and (b) purchase or write options on futures contracts.

The sub-heading, “Rule 144A Securities and Section 4(2) Commercial Paper” and the paragraph immediately following it on page 21 are replaced with the following:

Rule 144A Securities, Section 4(1½) Securities and Section 4(2) Commercial Paper

Each Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”), but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (Rule 144A Securities), sold pursuant to Section 4(2) of the 1933 Act (4(2) Commercial Paper), or sold pursuant to a court-allowed exemption that comprises a hybrid exemption under Sections 4(1) and 4(2) of the 1933 Act (Section 4(1½) Securities), as applicable. A Rule 144A Security, a Section 4(1½) Security or 4(2) Commercial Paper may be considered illiquid and therefore subject to a Fund’s 15% limitation on the purchase of illiquid securities, unless each Board or its delegate determines on an ongoing basis that an adequate trading market exists for the security. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. Each Board has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of Rule 144A Securities, Section 4(1½) Securities and 4(2) Commercial Paper, although each Board retains ultimate responsibility for any determination regarding liquidity. Each Board will consider all factors in determining the liquidity of Rule 144A Securities, Section 4(1½) Securities and 4(2) Commercial Paper. Each Board will carefully monitor any investments by the Funds in Rule 144A Securities, Section 4(1½) Securities and 4(2) Commercial Paper.

The paragraph immediately following the sub-heading, “Private Placements” on page 22 is replaced with the following:

Private Placements

Each Fund other than the Global High Income Fund and the Total Return Bond Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Eligible private placements may include, in addition to more traditional private placement securities, securities sold pursuant to a court-allowed exemption that comprises a hybrid exemption under Sections 4(1) and 4(2) of the 1933 Act (Section 4(1½) Securities), and also private investments in public equity (PIPE) transactions. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when the Adviser believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund’s NAV.

The second paragraph following the sub-heading,“Portfolio Valuation” on page 63 is replaced with the following:

Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of certain of its portfolio securities used in such calculation. A security, which is listed or traded on more than one exchange, is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars (as quoted by WM/Reuters as of 11:00 a.m., EST). If such quotations are not available, the rate of exchange will be determined in good faith by the Board or the Valuation Committee appointed by the Board.